Income Taxes - Schedule of Deferred Income Taxes Reported in Balance Sheet (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule Of Deferred Income Tax Assets And Liabilities [Line Items]
Among current assets ("other receivables and prepaid expenses")	$ 104,509	$ 85,020
Long-term deferred income tax assets	5,489	6,449
Among short-term liabilities	(326)	(302)
Among long-term liabilities	(1,879)	(2,205)
Net deferred tax assets	$ 107,792	$ 88,962